Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

Prospectuses dated May 1, 2011:	Prospectuses dated July 19, 2011:
Maxim International Index Portfolio	Maxim Aggressive Profile I Portfolio
Maxim Lifetime 2015 Portfolio I	Maxim Aggressive Profile II Portfolio
Maxim Lifetime 2015 Portfolio II	Maxim Ariel MidCap Value Portfolio
Maxim Lifetime 2015 Portfolio III	Maxim Ariel Small-Cap Value Portfolio
Maxim Lifetime 2025 Portfolio I	Maxim Bond Index Portfolio
Maxim Lifetime 2025 Portfolio II	Maxim Conservative Profile I Portfolio
Maxim Lifetime 2025 Portfolio III	Maxim Conservative Profile II Portfolio
Maxim Lifetime 2035 Portfolio I	Maxim Federated Bond Portfolio
Maxim Lifetime 2035 Portfolio II	Maxim Index 600 Portfolio
Maxim Lifetime 2035 Portfolio III	Maxim Invesco ADR Portfolio
Maxim Lifetime 2045 Portfolio I	Maxim Janus Large Cap Growth Portfolio
Maxim Lifetime 2045 Portfolio II	Maxim Loomis Sayles Bond Portfolio
Maxim Lifetime 2045 Portfolio III	Maxim Loomis Sayles Small-Cap Value Portfolio
Maxim Lifetime 2055 Portfolio I	Maxim MFS International Growth Portfolio
Maxim Lifetime 2055 Portfolio II	Maxim MFS International Value Portfolio
Maxim Lifetime 2055 Portfolio III	Maxim MidCap Value Portfolio
Maxim S&P MidCap 400® Index Portfolio	Maxim Moderately Aggressive Profile I Portfolio
Maxim SecureFoundationSM Lifetime 2015 Portfolio	Maxim Moderately Aggressive Profile II Portfolio
Maxim SecureFoundationSM Lifetime 2020 Portfolio	Maxim Moderately Conservative Profile I Portfolio
Maxim SecureFoundationSM Lifetime 2025 Portfolio	Maxim Moderately Conservative Profile II Portfolio
Maxim SecureFoundationSM Lifetime 2030 Portfolio	Maxim Moderate Profile I Portfolio
Maxim SecureFoundationSM Lifetime 2035 Portfolio	Maxim Moderate Profile II Portfolio
Maxim SecureFoundationSM Lifetime 2040 Portfolio	Maxim S&P 500® Index Portfolio
Maxim SecureFoundationSM Lifetime 2045 Portfolio	Maxim Short Duration Bond Portfolio
Maxim SecureFoundationSM Lifetime 2050 Portfolio	Maxim Small-Cap Growth Portfolio
Maxim SecureFoundationSM Lifetime 2055 Portfolio	Maxim Small-Cap Value Portfolio
Maxim Stock Index Portfolio
Prospectuses dated June 8, 2011:	Maxim Templeton Global Bond Portfolio
Maxim American Century Growth Portfolio	Maxim T. Rowe Price Equity/Income Portfolio
Maxim Putnam Equity Income Portfolio	Maxim T. Rowe Price MidCap Growth Portfolio
Maxim U.S. Government Mortgage Securities Portfolio
Prospectus dated August 26, 2011:
Maxim Putnam High Yield Bond Portfolio

Prospectus Supplement dated November 21, 2011

Effective immediately, the following sentence is deleted from the first paragraph of the Class L Distribution Plan or Class L Distribution and Service Plan section of each Prospectus, as applicable:

“Only IRA custodians or trustees may purchase Class L shares.”

This Supplement must be accompanied by, or read in conjunction with, the current Prospectuses.

Please keep this Supplement for future reference.

MAXIM SERIES FUND, INC.

Maxim SecureFoundationSM Balanced Portfolio

Class G Ticker: MXSBX

Class G1 Ticker: MXSHX

Class L Ticker: MXLDX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 63 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objective and strategies. The Portfolio has three classes of shares – Class G, Class G1 and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”) and an affiliate of First Great-West Life & Annuity Insurance Company (“FGWL&A”), serves as investment adviser to the Portfolio.

The Portfolio is a “fund-of-funds” that pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”). If you purchase shares of the Portfolio, you are required to purchase a Guaranteed Lifetime Withdrawal Benefit (the “Guarantee”) either as a fixed deferred annuity contract or a rider to a variable annuity contract issued by GWL&A or FGWL&A. The Guarantee provides guaranteed income for the life of a designated person(s), provided all conditions are met. For more information, please see the “More Information About the Portfolio” section of this Prospectus.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts, to individual retirement account (“IRA”) custodians or trustees, and to plan sponsors of certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable annuity contract or IRA or participate in a qualified retirement plan that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is November 21, 2011

Table of Contents

Portfolio Summary
Purchase and Sale of Portfolio Shares
Tax Information
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Management and Organization
More Information About the Portfolio
Shareholder Information
Financial Highlights
Additional Information

Portfolio Summary

Investment Objective

The Portfolio seeks long-term capital appreciation and income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in a separate prospectus or disclosure statement describing the Guarantee, or the fees and expenses of any variable annuity contract, IRA or qualified retirement plan. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class G	Class G1	Class L
Management Fees	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]	0.58%	0.58%	0.58%
Total Annual Portfolio Operating Expenses[2]	0.68%	0.78%	0.93%

1 The Acquired Fund (Underlying Portfolio) Fees and Expenses are restated based on estimated amounts for the Portfolio’s 2011 fiscal year.

2 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any variable annuity contract, IRA or qualified retirement plan. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim SecureFoundationSM Balanced Portfolio	1 Year	3 Years	5 Years	10 Years
Class G	$69	$218	$379	$847
Class G1	$80	$249	$433	$966
Class L	$95	$296	$515	$1,143

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 57.76% of the average value of its portfolio.

4

Principal Investment Strategies

Under normal conditions, the Portfolio will invest 50-70% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Portfolios that invest primarily in fixed income securities.

MCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios. The Portfolio currently invests primarily in Underlying Portfolios designed to track the performance of a specified securities index (“Index Portfolios”). Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities, fixed income securities, short-term investments, and derivatives. The following table shows the Portfolio’s target allocation for the various asset classes and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Blend	27.0%	International Large Blend	12.0%
Maxim S&P 500® Index Portfolio Initial		Maxim International Index Portfolio Initial
Mid Blend	11.0%	Diversified Emerging Markets	3.0%
Maxim S&P MidCap 400® Index Portfolio Initial		Northern Emerging Markets Equity Index Fund
Small Blend	9.0%	Intermediate-Term Bond	38.0%
Maxim Index 600 Portfolio Initial		Maxim Bond Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the target allocations at any time and without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly your proportionate share of expenses of the Underlying Portfolios.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•

MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios. MCM may also be subject to conflicts of interest because its affiliate is the issuer of the Guarantee available with the Portfolio.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk – Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. Investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Portfolio’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; the Guarantee Benefit Fee may be increased; and there may be tax consequences associated with the Guarantee. Any payments under the Guarantee depend on the issuer’s long-term ability to make such payments. The Guarantee does not guarantee the investment performance of the Portfolio.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing the performance of the Portfolio’s Class G shares in each full calendar year since inception and comparing its average annual total return to the performance of broad based securities market indices and a Composite Index which has investment characteristics similar to those of the Portfolio. The Composite Index is derived by applying the Portfolio’s target asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE® Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); and the Barclays Capital U.S. Aggregate Bond Index (intermediate term bond). See Appendix A for more information regarding the Composite Index. Class G1 and Class L shares performance would be lower than Class G shares performance because of the 12b-1 fees applicable to Class G1 and Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable annuity contract, IRA, or qualified retirement plan. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	8.45%
Worst Quarter	June 2010	-6.03%

Average Annual Total Returns for Periods Ended December 31, 2010

	One Year	Since Inception (11/13/2009)
Maxim SecureFoundationSM Balanced Portfolio Class G	11.02%	10.36%
Maxim SecureFoundationSM Balanced Portfolio Class G1	10.92%	10.27%
Maxim SecureFoundationSM Balanced Portfolio Class L*	11.02%	10.36%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	17.16%	18.45%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.54%	5.31%
Composite Index (reflects no deduction for fees, expenses or taxes)	11.92%	12.24%

*  Class L shares are new and had not commenced operations as of December 31, 2010. For the periods prior to the commencement of operations of Class L shares, the performance information shown above is for the Portfolio’s Class G shares and has not been adjusted to reflect the expenses of the Class L shares. Class G, Class G1, and Class L shares invest in the same portfolio of securities and will have substantially similar annual returns, except to the extent that the expenses borne by each share class differ. Class L shares have higher expenses (and therefore will have lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets).

Investment Adviser

MCM

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM. Mr. Corbett has managed the Portfolio since 2009.

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on instructions received from variable annuity contract owners. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio based on instructions received from IRA owners. Qualified retirement plan sponsors and administrators place orders to purchase and redeem shares of the Portfolio based on instructions received from participants. Please contact your registered representative or qualified retirement plan sponsor or administrator for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Currently, insurance company separate accounts, IRAs and qualified retirement plans generally are not subject to federal income tax on any Portfolio distributions. Owners of variable annuity contracts, IRA owners, and qualified retirement plan participants are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable annuity contract, IRA, or qualified retirement plan.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable annuity contracts, IRAs and qualified retirement plans. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under a variable annuity contract, IRA or qualified retirement plan, as applicable. These payments also may create a conflict of interest by influencing the broker-dealer (and its registered persons) or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable annuity contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund, and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2010, MCM provides investment management services for mutual funds and other investment portfolios representing assets of almost $10.3 billion. MCM and its affiliates have been providing investment management services since 1969.

The Portfolio is managed by an Asset Allocation Committee of MCM chaired by S. Mark Corbett. As Committee Chairman, Mr. Corbett has day-to-day responsibility for managing the Portfolio and works with the Asset Allocation Committee in developing and executing the Portfolio’s investment program. Mr. Corbett, Chairman and President of MCM and Executive Vice President, Chief Investment Officer of GWL&A, has provided advisory services for the Portfolio since inception in 2009. Prior to his employment with GWL&A in 1987, Mr. Corbett was a Chartered Accountant with Thorne, Ernst & Whinney. He was educated at the University of Manitoba, Canada where he received a Bachelor of Commerce (Honours Degree) in Accounting and Finance. Mr. Corbett is both a Chartered Accountant and a Chartered Financial Analyst.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class G1 and Class L shares, and any extraordinary expenses, including litigation expenses.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011.

More Information About the Portfolio

Portfolio Overview

The Portfolio is a “fund-of-funds” that pursues its investment objective by investing in Underlying Portfolios (that may or may not be affiliated with the Fund). The Portfolio is designed for investors seeking a professionally designed asset allocation program to simplify the accumulation of assets prior to retirement together with the potential benefit of the Guarantee that is available in connection with the purchase of shares of the Portfolio. The Portfolio strives to provide shareholders with diversification primarily through both a professionally designed asset allocation model and professionally selected investments in the Underlying Portfolios. The intended benefit of asset allocation is diversification, which is expected to reduce volatility over the long-term.

Guarantee

If you purchase shares of the Portfolio, you are required to purchase the Guarantee. The Guarantee Benefit Fee will not be lower than 0.70% or higher than 1.50% on an annual basis of the value of your variable annuity contract, IRA, or qualified retirement plan allocated to the Portfolio (hereinafter “Portfolio Value”) based on the Portfolio Value as of the date of deduction. The Guarantee Benefit Fee is in addition to the fees and expenses of the Portfolio. The Guarantee Benefit Fee is assessed on a monthly or quarterly basis in arrears by automatically redeeming shares of the Portfolio (or sub-account units in the case of a variable annuity contract). Please see the Guarantee prospectus or disclosure statement, as applicable, for detailed information regarding the Guarantee Benefit Fee, the frequency of deduction thereof, and eligibility criteria.

The redemption or exchange of all your Portfolio shares would generally result in the cancellation of the Guarantee and all of the benefits of the Guarantee. The Guarantee may also be terminated under other circumstances. For IRAs, the Guarantee is issued to IRA custodians or trustees to provide a lifetime withdrawal benefit for IRA owners. For qualified retirement plans, the Guarantee is issued to the plan sponsor or plan trustee to provide a lifetime withdrawal benefit for plan participants. For variable annuity contracts, the Guarantee is issued as a rider to the variable annuity contract to provide a lifetime withdrawal benefit for the variable annuity contract owner. The Guarantee is not issued to MCM or the Portfolio, so the Guarantee does not guarantee the investment performance of the Portfolio. Please see the Guarantee prospectus or disclosure statement, as applicable, for complete information regarding the Guarantee.

Principal Investment Strategies

The principal investment strategies of the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

Under normal conditions, the Portfolio will invest 50-70% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Portfolios that invest primarily in fixed income securities.

MCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios. The first step in MCM’s allocation process is to determine the Portfolio’s asset class allocations. Second, once the asset allocation is determined, MCM selects the Underlying Portfolios. MCM uses its proprietary investment process for selecting the Underlying Portfolios in which the Portfolio invests. Most, if not all, of the Underlying Portfolios in which the Portfolio invests are Index Portfolios that are designed to track the performance of a specified securities index. The Portfolio follows an approach of investing primarily in Index Portfolios that track indexes for which there is a liquid exchange-traded futures market and, accordingly, are capable of being hedged efficiently by life insurance companies serving the market for guaranteed income benefits.

The following table shows the Portfolio’s target allocation for the various asset classes and Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Blend	27.0%	International Large Blend	12.0%
Maxim S&P 500® Index Portfolio Initial		Maxim International Index Portfolio Initial
Mid Blend	11.0%	Diversified Emerging Markets	3.0%
Maxim S&P MidCap 400® Index Portfolio Initial		Northern Emerging Markets Equity Index Fund
Small Blend	9.0%	Intermediate-Term Bond	38.0%
Maxim Index 600 Portfolio Initial		Maxim Bond Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. Rebalancing generally occurs on the 20th day of each month (unless that day is not a business day in which case rebalancing will be effected on the next business day). Changes to Underlying Portfolios, if deemed necessary by MCM, will generally be made on the monthly rebalancing date. To reduce market risks associated with replacement of Underlying Portfolios, MCM may effect the replacement over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying Portfolios and purchasing shares of other Underlying Portfolios. As a result of the monthly rebalancing, expenses related to redemption fees, if applicable, may be incurred at the Underling Portfolio level.

MCM reviews the asset class allocations, the Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM will make changes to the asset class allocations, the Underlying Portfolio allocations, or the Underlying Portfolios themselves from time to time as appropriate in order to help the Portfolio achieve its investment objective. MCM may add or delete asset classes, add or delete Underlying Portfolios, or change the target allocations at any time without approval or notice to shareholders. Accordingly, the Portfolio will not necessarily invest in the Underlying Portfolios listed above, and may invest in Underlying Portfolios not listed above. Reallocations may be implemented promptly or may be implemented gradually. Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities, fixed income securities, short-term investments, and derivatives.

The Underlying Portfolios may include portfolios that are directly advised by MCM, portfolios that are sub-advised by unaffiliated sub-advisers retained by MCM, portfolios that are advised by an affiliate of MCM, and portfolios that are advised by unaffiliated investment advisers.

Information regarding the Underlying Portfolios is available in the applicable Underlying Portfolio’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying Portfolios. The prospectus and statement of additional information for each of the Underlying Portfolios is available on the SEC’s website at http://www.sec.gov.

The Portfolio’s investment objective and principal investment strategies are non-fundamental and can be changed without shareholder notice or approval.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Fund-of-Funds Structure Risk

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Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

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Changes in the net asset values of each Underlying Portfolio affect the net asset values of the Portfolio. As a result, over the long-term the Portfolio’s ability to meet its investment objective will depend on the ability of the Underlying Portfolios to meet their own investment objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•

Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly your proportionate share of expenses of the Underlying Portfolios. Consequently, an investment in the Portfolio entails more direct and indirect expenses than a direct investment in the Underlying Portfolios.

•

The ability of the Portfolio to achieve its investment objectives depends on MCM’s skill in selecting the asset classes and the mix of Underlying Portfolios. There is the risk that MCM’s evaluations and assumptions regarding the asset classes and Underlying Portfolios may be incorrect in view of actual market conditions.

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The Portfolio is classified as non-diversified which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

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MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of the Portfolio’s investments among the Underlying Portfolios. MCM is subject to conflicts of interest because MCM (or one of its affiliates) serves as investment adviser to certain of the Underlying Portfolios, and because the fees paid to MCM (or its affiliates) by certain of the Underlying Portfolios (or their affiliates) may be higher than fees paid by other of the Underlying Portfolios and the Portfolio. Other funds with similar investment objectives may perform better or worse than the Underlying Portfolios. MCM also may be subject to conflicts of interest because its affiliate is the issuer of the Guarantee available with the Portfolio.

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From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Portfolios. These large purchases or redemptions could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The Underlying Portfolios’ investments in equity securities will be subject to the risks associated with common stocks and other equity investments. The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The more the Portfolio allocates to Underlying Portfolios that invest in equity securities, the greater the expected risk.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject Underlying Portfolios to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay an Underlying Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Portfolio being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Portfolio’s investments and investment performance may also be more volatile when the Underlying Portfolio concentrates its investments in certain countries, especially emerging markets countries.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies. The Underlying Portfolios accrue additional expenses when engaging in currency exchange transactions, and valuation of the Underlying Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Fixed Income Securities Risk - The Underlying Portfolios’ investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Tracking a Benchmark Index Risk - Most, if not all, of the Underlying Portfolios in which the Portfolio invests are Index Portfolios. Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. It is possible that an Index Portfolio could have poor investment results even if it is tracking closely the return of the benchmark index, because the adverse performance of a particular security in the index normally will not result in eliminating the security from the Index Portfolio. In addition, several factors will affect an Index Portfolio’s ability to precisely track the performance of its benchmark index. For example, unlike the index, which is an unmanaged group of securities, Index Portfolios have operating fees and expenses (for example, management fees) that will reduce the Index Portfolios’ total return. In addition, an Index Portfolio may own less than all the securities of its benchmark index, which also may cause a variance between the performance of the Index Portfolio and its benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a security can adversely affect an Underlying Portfolio’s value or prevent an Underlying Portfolio from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time. When an Underlying Portfolio invests in non-investment grade fixed income securities, small-capitalization stocks, real estate investment trusts (REITs) and emerging country issuers, it will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Derivatives Risk - Underlying Portfolios may, but need not, use derivatives. A derivative contract would obligate or entitle an Underlying Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on an Underlying Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

You should be aware that the Portfolio is not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in the Portfolio in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income.

Risks Associated with the Guarantee

In addition to risks related to the Portfolio, investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee, which are described in more detail in the Guarantee prospectus or disclosure statement, as applicable, and include, but are not limited to, the following:

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Depending on your pattern of share redemptions, your lifespan and the Portfolio’s investment performance, and other variables, there is a possibility that no benefits may be payable under the Guarantee.

•	The exchange or redemption of Portfolio shares negatively affects the Portfolio Value and may adversely affect the benefit under the Guarantee.
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The Guarantee is currently only available to owners of variable annuity contracts, IRA custodians or trustees and to plan sponsors of certain qualified retirement plans. You may lose the benefit of the Guarantee if, for example, the annuity contract pursuant to which the Guarantee is issued terminates, your IRA terminates, you change your IRA provider, you change your qualified retirement plan record keeper, or the sponsor of your qualified retirement plan makes changes to the contract, the plan or the plan’s record keeper.

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GWL&A and FGWL&A reserve the right to change the Guarantee Benefit Fee up to a maximum annual rate of 1.50% of the Portfolio Value upon 30 days written notice. GWL&A and FGWL&A also reserve the right to change the frequency of deduction of the Guarantee Benefit Fee upon 30 days written notice.

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The Guarantee may be terminated under certain circumstances unrelated to any action or inaction by you, including, without limitation, if the Portfolio becomes ineligible or is liquidated, or if the Guarantee Benefit Fee is not received. If the Guarantee is terminated, the Guarantee Benefit Fee will not be refunded.

•	Any payments under the Guarantee depend on the issuer’s long-term ability to make such payments.
•	There may be tax consequences associated with the Guarantee.

For additional information regarding the Guarantee, please see the Guarantee prospectus or disclosure statement, as applicable.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Underlying Portfolios

By owning shares of Underlying Portfolios, the Portfolio indirectly invests, to varying degrees, in securities held by the Underlying Portfolios. The securities in which the Underlying Portfolios may invest include, but are not limited to, U.S. and foreign equity securities, U.S. fixed income securities, derivatives, and short-term investments. The following section provides further information on certain types of investments and techniques that may be used by the Underlying Portfolios, including their associated risks. Additional information is provided in the SAI, which is available upon request, and in the prospectuses of the Underlying Portfolios.

Equity Securities

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause an Underlying Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, an investment adviser or sub-adviser when making a decision to purchase a security for an Underlying Portfolio may not be aware of some problems associated with the company issuing the security.

Fixed Income Securities

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Foreign Securities

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause an Underlying Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject an Underlying Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay an Underlying Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

Derivatives

Certain of the Underlying Portfolios may use various techniques to increase or decrease their exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject an Underlying Portfolio to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts – Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts – Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, an Underlying Portfolio may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, an Underlying Portfolio may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by an Underlying Portfolio. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps – A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the adviser or sub-adviser of an Underlying Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with an Underlying Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of an Underlying Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for an Underlying Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Portfolios Designed to Track a Benchmark Index

Certain of the Underlying Portfolios are not actively managed, but are designed to track the performance of specified benchmarks (sometimes referred to in this Prospectus as “Index Portfolios”).

Advantages of Index Portfolios

Index Portfolios typically have the following characteristics:

•	Variety of investments. Index Portfolios generally invest in a wide variety of companies and industries.
•	Relative performance consistency. Because they seek to track market benchmarks, Index Portfolios usually do not perform dramatically better or worse than their benchmarks.
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Low cost. Index Portfolios are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most Index Portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Portfolios may pay out higher-than-expected taxable distributions. This is because Index Portfolios must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Portfolio to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Portfolios

The value of an Index Portfolio will generally decline when the performance of its benchmark index declines. Because each Index Portfolio may track an index before fees and expenses, the Index Portfolio may not purchase other securities that may help offset declines in an index. In addition, because an Index Portfolio may not hold all issues included in an index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the performance of an Index Portfolio may fail to match the performance of its benchmark index, after taking expenses into account. It is not possible to invest directly in an index.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include: Treasury bills and notes, which are securities issued by the U.S. Government; commercial paper, which is a promissory note issued by a company; bankers’ acceptances, which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset values of the Underlying Portfolios’ shares. Also, with respect to securities supported only by the credit of the issuing or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Underlying Portfolios.

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Underlying Portfolios and the Portfolio.

In addition, the fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Any continuance or reoccurrence of negative market conditions could have an adverse effect on an Underlying Portfolio’s investments and negatively impact an Underlying Portfolio’s ability to sell the fixed income securities in which it invests or to find and purchase suitable fixed income instruments.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Underlying Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s and an Underlying Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolio’s and Underlying Portfolios’ investment holdings.

There is no guarantee that the Portfolio or any Underlying Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, what your retirement needs will be, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

More Information About the Portfolio’s Fees and Expenses

Except as noted in the footnote to the Portfolio’s table of Annual Portfolio Operating Expenses, the expenses shown in the Portfolio’s table of Annual Portfolio Operating Expenses are for the fiscal period ended December 31, 2010. Current or future expenses may be greater or less than those presented.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. Since the Portfolio pursues its investment objective by investing in Underlying Portfolios, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Portfolios. You may indirectly bear expenses paid by the Underlying Portfolios related to the distribution of such shares. However, not all of the Underlying Portfolios may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Portfolio or the potential benefit of the Guarantee that is available in connection with the purchase of shares of the Portfolio.

Underlying Portfolios may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. MCM will arrange for the Fund to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Portfolio would remain subject to any redemption fees, exchange fees, or administrative fees associated with the particular class of shares. The Portfolio also would remain subject to any distribution (Rule 12b-1) fees associated with shares of Underlying Portfolios. The Portfolio currently does not but may in the future purchase a class of shares of affiliated Underlying Portfolios that imposes a Rule 12b-1 fee. The Portfolio will not invest in shares of Underlying Portfolios that are sold with a contingent deferred sales charge.

The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of the Portfolio’s assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios. Acquired Fund (Underlying Portfolio) Fees and Expenses may be higher if the Portfolio invests in select classes of Underlying Portfolios that have a Rule 12b-1 fee. Additionally, certain Underlying Portfolios may charge a redemption fee on any shares redeemed within a certain amount of time after purchase by the Portfolio.

The Acquired Fund (Underlying Portfolio) Fees and Expenses are estimated annualized expense ratios of the Underlying Portfolios based on (i) an estimated allocation among Underlying Portfolios for the 2011 fiscal year, and (ii) the historical (net) expense ratio of the Underlying Portfolios based on their most recent shareholder report (or estimated annual fund operating expenses for new Underlying Portfolios).

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts, to IRA custodians or trustees, and to plan sponsors of certain qualified retirement plans. For information concerning your rights under a specific variable annuity contract, IRA or qualified plan, please refer to the applicable prospectus and/or disclosure documents for that contract or plan.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s (or Underlying Portfolio’s) assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s (or Underlying Portfolio’s) assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s (or Underlying Portfolio’s) assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each class of shares of the Portfolio. We determine net asset value by dividing net assets of the Portfolio’s share class (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its shares of the Underlying Portfolios at each Underlying Portfolio’s respective net asset value, and values its other assets at current market prices where current market prices are readily available. When a determination is made that current market prices or Underlying Portfolio net asset values are not readily available, the Portfolio values its assets at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors.

Because the Portfolio is primarily invested in shares of Underlying Portfolios, the Portfolio’s net asset value is based primarily on the net asset values of the Underlying Portfolios in which it invests. The prospectuses for the Underlying Portfolios explain how the Underlying Portfolios calculate net asset value, and the circumstances under which the Underlying Portfolios may use fair value pricing.

Purchasing and Redeeming Shares

If you purchase shares of the Portfolio, you are required to purchase the Guarantee. All share purchase and redemption policies herein are subject to the administrative rules under the Guarantee, which are outlined in the Guarantee prospectus or disclosure statement, as applicable. Please see the Guarantee prospectus or disclosure statement, as applicable, with respect to the effect purchases and redemptions of shares of the Portfolio may have on the benefits under your Guarantee and the effect redemptions of shares of the Portfolio may have on your ability to purchase additional shares of the Portfolio.

The Guarantee Benefit Fee will not be lower than 0.70% or higher than 1.50% on an annual basis of your Portfolio Value based on the Portfolio Value as of the date of deduction. The Guarantee Benefit Fee is in addition to the fees and expenses of the Portfolio. The Guarantee Benefit Fee is assessed on a monthly or quarterly basis in arrears by automatically redeeming shares of the Portfolio (or sub-account units in the case of a variable annuity contract). Please see the Guarantee prospectus or disclosure statement, as applicable, for detailed information regarding the Guarantee Benefit Fee, the frequency of deduction thereof, and eligibility criteria.

It is important for you to understand how the Guarantee works. Redemptions from the Portfolio may affect the Guarantee. Redemption of all your Portfolio shares would generally result in the cancellation of the Guarantee and all the benefits of the Guarantee. Following cancellation of the Guarantee, additional purchases of shares of the Portfolio are not permitted for a period of 90 days following the cancellation. After cancellation of the Guarantee, any accepted contribution to the Portfolio shall be deemed to be a re-election of the Guarantee. In addition, following the redemption of any shares of the Portfolio, other than the redemption of Portfolio shares to pay the Guarantee Benefit Fee or other permitted fees or taxes as described in the Guarantee prospectus or disclosure statement, as applicable, additional purchases of shares of the Portfolio are not permitted for a period of 90 days following the redemption. The foregoing restriction does not apply to automatic payroll contributions, qualified rollovers, loan repayments, or additional purchases with dividend and capital gains distributions. Please see the Guarantee prospectus or disclosure statement, as applicable, for detailed information about the Guarantee, including the effect share redemptions may have on the benefits under your Guarantee and the effect share redemptions may have on your ability to purchase additional shares of the Portfolio.

Once you begin making Guaranteed Annual Withdrawals, as defined in the Guarantee prospectus or disclosure statement, as applicable, additional purchases of shares of the Portfolio are not permitted. Also, initial purchases of shares of the Portfolio are not permitted once the variable annuity contract owner, IRA owner, or qualified retirement plan participant reaches the age of 85. Please see the Guarantee prospectus or disclosure statement, as applicable, for detailed information about the Guarantee, including restrictions on purchases.

The Guarantee may be available with other portfolios of the Fund. The purchase or redemption of shares of the Portfolio does not affect the Guarantee associated with any other portfolio of the Fund. Likewise, the purchase or redemption of shares of other portfolios of the Fund with which the Guarantee is available does not affect the Guarantee associated with the Portfolio. For variable annuity contracts, the Guarantee is issued as a rider to the variable annuity contracts to provide a lifetime withdrawal benefit for the variable annuity contract owner. For IRAs, the Guarantee is issued to IRA custodians or trustees to provide a lifetime withdrawal benefit for IRA owners. For qualified retirement plans, the Guarantee is issued to the plan sponsor or plan trustee to provide a lifetime withdrawal benefit for plan participants. The Guarantee is not issued to MCM or the Portfolio, so the Guarantee does not guarantee the investment performance of the Portfolio. Please see the Guarantee prospectus or disclosure statement, as applicable, for complete information regarding the Guarantee.

Variable annuity contract owners, IRA owners and participants in qualified retirement plans will not deal directly with the Portfolio regarding the purchase or redemption of Portfolio shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on instructions received from variable annuity contract owners. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio based on instructions received from IRA owners. Qualified retirement plan sponsors and administrators place orders to purchase and redeem shares of the Portfolio based on instructions received from participants. Please contact your registered representative or qualified retirement plan sponsor or administrator for information concerning the procedures for purchasing and redeeming Portfolio shares.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

Participants in qualified retirement plans and IRA owners whose plan or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA or qualified retirement plan rules, exchange shares of the Portfolio.

Please see the Guarantee prospectus or disclosure statement, as applicable, with respect to the effect redemptions or exchanges may have on the benefits under your Guarantee. The redemption or exchange of all your Portfolio shares would generally result in the cancellation of the Guarantee and all the benefits of the Guarantee.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable annuity contracts investing in the Portfolio through subaccount units, IRA owners and other qualified retirement plan participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio’s international portfolio securities trade and the time as of which the portfolio’s net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio’s junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of insurance company separate accounts, IRAs, and qualified retirement plans (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, variable annuity contracts, IRAs, and qualified retirement plans. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, variable annuity contracts, IRAs, and qualified retirement plans have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

The practices and policies described above relate only to deterring and curtailing market timing in the Portfolio. The prospectuses for the Underlying Portfolios explain the Underlying Portfolios’ policies and procedures related to excessive trading and market timing of the shares of the Underlying Portfolios.

Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. The Regulated Investment Company Modernization Act of 2010 provides a cure for a failure to satisfy the qualifying income requirement (e.g., 90 percent of a regulated investment company’s gross income must derive from “qualifying income”) if the failure is due to reasonable cause and not willful neglect and the regulated investment company pays a monetary penalty. It also provides a special rule for a de minimis asset test failure and a cure for other asset test failures if the failures are due to reasonable cause and not willful neglect and the regulated investment company pays a monetary fine.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable annuity contract through which you invest in the Portfolio or the terms of your IRA or qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for your variable annuity contract, IRA, or qualified retirement plan.

Effect of Foreign Taxes

Dividends and interest received by the Underlying Portfolios on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Share Classes

The Portfolio has three classes of shares, Class G, Class G1 and Class L shares. Each class is identical except that Class G1 shares and Class L shares have distribution or “Rule 12b-1” plans that are described below.

Class G1 Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class G1 shares. The plan allows the Class G1 shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”) for distribution of Class G1 shares and for providing or arranging for the provision of services to Class G1 shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class G1 shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class G1 shareholders (including beneficial owners and sponsors of qualified retirement plans).

The distribution plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Class G1 shares of the Portfolio). Because these fees are paid out of Class G1’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class L Distribution Plan

The Portfolio has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate the Distributor for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders (including beneficial owners).

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolio, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to variable annuity contract owners, IRA owners, and qualified retirement plan participants. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable annuity contracts or investment options under the contracts instead of other variable annuity contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services. With respect to fund-of-funds, such as the Portfolio, the 0.35% fee applies only to assets invested in Underlying Portfolios that are series of the Fund.

Underlying Portfolio Administrative Services Agreements

The Distributor has entered into Administrative Services Agreements with the investment advisers or affiliates of unaffiliated Underlying Portfolios in which the Portfolio invests (“Underlying Portfolio entities”), pursuant to which the Distributor provides recordkeeping and administrative services to Underlying Portfolio entities with regard to the Portfolio’s investments in the unaffiliated Underlying Portfolios. For services rendered and expenses incurred pursuant to the Administrative Services Agreements, the Underlying Portfolio entities pay the Distributor a fee of 0.25% of the average daily net asset value of the shares of the applicable unaffiliated Underlying Portfolio held by the Portfolio.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The financial highlights tables presented below are intended to help you understand the financial performance of the Portfolio’s Class G, G1 and L shares for the past five years, or, if shorter, the period of the Portfolio’s or Class’s operations. Certain information reflects financial results for a single Portfolio share. Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable annuity contracts, IRAs, or qualified retirement plans. If such expenses were included, total returns would be lower. Except for the financial highlights for the six months ended June 30, 2011, the information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

Selected data for a share of capital stock of the portfolio throughout the period

Year ended December 31,
	Period Ended June 30, 2011 (Unaudited)		2010	2009	(a)
Maxim SecureFoundation Balanced Portfolio - Class G

NET ASSET VALUE, BEGINNING OF PERIOD	$10.75		$9.99	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.07		0.26	0.12
Capital gain distributions received	–		0.04	0.02
Net realized and unrealized gain	0.42		0.79	(0.03)

Total Income From Investment Operations	0.49		1.09	0.11

LESS DISTRIBUTIONS:
From net investment income	(0.06)		(0.27)	(0.12)
From net realized gains	–		(0.06)	–

Total Distributions	(0.06)		(0.33)	(0.12)

NET ASSET VALUE, END OF PERIOD	$11.18		$10.75	$9.99

TOTAL RETURN(b)	4.58%	(c)	11.02%	1.05%	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$2,660		$1,276	$13
Ratio of expenses to average net assets(d)	0.10%	(e)	0.10%	0.10%	(e)
Ratio of net investment income (loss) to average net assets	1.41%	(e)	4.32%	8.73%	(e)
Portfolio turnover rate(f)	31%	(c)	58%	1%	(c)

Maxim SecureFoundation Balanced Portfolio - Class G1

NET ASSET VALUE, BEGINNING OF PERIOD	$10.81		$9.99	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.06		0.20	0.12
Capital gain distributions received	–		0.05	0.02
Net realized and unrealized gain (loss)	0.42		0.83	(0.03)

Total Income From Investment Operations	0.48		1.08	0.11

LESS DISTRIBUTIONS:
From net investment income	(0.06)		(0.20)	(0.12)
From net realized gains	–		(0.06)	–

Total distributions	(0.06)		(0.26)	(0.12)

NET ASSET VALUE, END OF PERIOD	$11.23		$10.81	$9.99

TOTAL RETURN(b)	4.53%	(c) (g)	10.92% (g)	1.05%	(c) (g)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$9,133		$4,401	$13
Ratio of expenses to average net assets(d)
Before waiver	0.20%	(e)	0.20%	0.20%	(e)
After waiver	0.20%	(e) (h)	0.20% (h)	0.10%	(e) (h)
Ratio of net investment income (loss) to average net assets
Before waiver	1.37%	(e)	4.36%	8.64%	(e)
After waiver	1.37%	(e) (h)	4.36% (h)	8.73%	(e) (h)
Portfolio turnover rate(f)	31%	(c)	58%	1%	(c)

(a)	Class G and Class G1 commenced operations on November 13, 2009.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized
(f)	Portfolio turnover is calculated at the Portfolio level.
(g)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(h)	Percentages are shown net of distribution fees waived.

Selected data for a share of capital stock of the portfolio throughout the period

	Period Ended June 30, 2011
	(Unaudited)	(a)
Maxim SecureFoundation Balanced Portfolio - Class L

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.06
Net realized and unrealized gain	0.26

Total Income From Investment Operations	0.32

LESS DISTRIBUTIONS:
From net investment income	(0.06)
From net realized gains	–

Total Distributions	(0.06)

NET ASSET VALUE, END OF PERIOD	$10.26

TOTAL RETURN(c)	3.20%	(b) (d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$13
Ratio of expenses to average net assets(e)
Before waiver	0.35%	(f)
After waiver	0.10%	(f) (g)
Ratio of net investment income (loss) to average net assets
Before waiver	1.25%	(f)
After waiver	1.50%	(f) (g)
Portfolio turnover rate(h)	31%	(b)

(a)	Class L commenced operations on January 31, 2011.
(b)	Not annualized for periods less than one full year.
(c)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(d)	Performance shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized
(g)	Percentages are shown net of distribution fees waived.
(h)	Portfolio turnover is calculated at the Portfolio level.

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio also include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

Appendix A

Description of Composite Index

The Portfolio compares its returns to a Composite Index. The Composite Index is derived by applying the Portfolio’s target asset allocation among the asset classes over time to the results of the following indexes:

•	the S&P 500® Index (large blend) (Portfolio inception to present);
•	the S&P MidCap 400® Index (mid blend) (April 29, 2011 to present);
•	the S&P SmallCap 600® Index (small blend) (Portfolio inception to present);
•	the MSCI EAFE® Index (international large blend) (Portfolio inception to present);
•	the MSCI Emerging Markets Index (diversified emerging markets) (July 20, 2011 to present); and
•	the Barclays Capital U.S. Aggregate Bond Index (intermediate term bond) (Portfolio inception to present).

Over time, the Composite Index will change with the Portfolio’s target asset allocation. When the Composite Index changes, its new allocation is utilized to calculate composite performance from and after such change. Composite Index performance for periods prior to the change is not recalculated or restated based on the Composite Index’s new allocation but rather reflects the Composite Index’s actual allocation during that period.

The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely regarded as the best single gauge of the large cap U.S. equities market.

The S&P MidCap 400® Index is comprised of 400 stocks representing companies in the middle tier of U.S. stock market capitalization.

The S&P SmallCap 600® Index is designed to monitor the performance of publicly traded common stocks of the small company sector of the U.S. equities market.

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of December 31, 2010, the MSCI EAFE® Index consisted of 22 developed market country indices.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment-grade bond market, including corporate, government and mortgage-backed securities.

MAXIM SERIES FUND, INC.

(the “Portfolio”)

Supplement dated November 21, 2011 to the Statement of Additional Information (“SAI”)

for the Maxim SecureFoundationSM Balanced Portfolio, dated July 19, 2011

This supplement amends the SAI dated July 19, 2011 for the Maxim SecureFoundationSM Balanced Portfolio, an existing series of the Fund. The following revisions are incorporated into the SAI effective immediately.

The paragraph on the cover page of the Statement of Additional Information is deleted and replaced with the following:

Throughout this SAI, “Portfolio” is intended to refer to each Portfolio listed above, unless otherwise indicated. This SAI is not a Prospectus. It contains information in addition to the information in the Prospectuses for the Portfolios. The Prospectuses for the Portfolios, which we may amend from time to time, contain the basic information you should know before investing in a Portfolio. This SAI should be read together with the Prospectuses for the Maxim Money Market Portfolio, Maxim S&P MidCap 400® Index Portfolio, Maxim International Index Portfolio, Lifetime Portfolios and SecureFoundationSM Lifetime Portfolios, each dated May 1, 2011, the prospectuses for the Maxim Putnam Equity Income Portfolio and Maxim American Century Growth Portfolios, both dated June 8, 2011, the Prospectus for the Maxim Putnam High Yield Bond Portfolio, dated August 26, 2011, the Prospectus for the Maxim SecureFoundationSM Balanced Portfolio, dated November 21, 2011, and the Prospectuses for all other Portfolios of the Fund listed above, each dated July 19, 2011. Requests for copies of Prospectuses should be made by writing to: Secretary, Maxim Series Fund, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111, by calling 1-866-831-7129, or by viewing http://www.maximfunds.com. The financial statements, appearing in the Semi-Annual Reports, are incorporated into this SAI by reference. Copies of the Semi-Annual Reports are available, without charge, and can be obtained by calling 1-866-831-7129 or by viewing at http://www.maximfunds.com.

The first paragraph of the section entitled “Class L Distribution and Service Plan” on page 65 of the Statement of Additional Information is modified by deleting the disclosure and replacing it with the following:

Certain Portfolios have adopted a distribution and service or “Rule 12b-1” plan (for purposes of this section, “Distribution Plan” or “Rule 12b-1 Plan”) for their Class L shares (“Class L Portfolios”). The plan allows the Class L shares of the Class L Portfolios to compensate the Distributor for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sale of Class L shares of the Class L Portfolios and/or for providing or arranging for the provision of services to the Class L Portfolios’ Class L shareholders.

The 5% owner tables for the Maxim SecureFoundationSM Balanced Portfolio on pages 79 and 80 of the Statement of Additional Information are modified by deleting them and replacing them with the following:

Maxim SecureFoundationSM Balanced Portfolio – Class G

Record Owner	Address	Percentage
State of Alabama Personnel Board	300 Folsom Administrative Building, 64 N. Union St., Montgomery, AL 36130	36.39%
FutureFunds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	23.31%
Development Alternatives, Inc.	7600 Wisconsin Avenue, St. 200, Bethesda, MD 20814	11.16%
Selzer-Ornst Co.	6222 W. State Street, Wauwatosa, WI 53213	9.06%
Good Samaritan Hospital	520 S. Seventh Street, Vincennes, IN 47591	6.46%

Maxim SecureFoundationSM Balanced Portfolio – Class G1

Record Owner	Address	Percentage
FutureFunds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	31.42%
Northwest Window & Door	6601 220th Street SW, Mountlake Terrace, WA 98043	7.32%
The Heestand Company	5441 SW Macadam Avenue, Ste 301, Portland, OR 97239	6.25%
Cardinal Distributing Company, LLC	269 Jackrabbit Lane, Bozeman, MT 59718	5.97%
Truog-Ryding Company, Inc.	2659 Townsgate Road, Ste 101, Westlake Village, CA 91361	5.69%

Maxim SecureFoundationSM Balanced Portfolio – Class L

Record Owner	Address	Percentage
MCM	8515 E. Orchard Road, Greenwood Village, CO 80111	100%

The paragraph under “Financial Statements” on page 87 of the Statement of Additional Information is modified by adding the following sentence:

The Fund’s unaudited financial statements and financial highlights as of June 30, 2011, together with the notes thereto, are incorporated by reference to the Fund’s Form N-CSR filed via EDGAR on August 26, 2011 (File No. 811-03364).

This Supplement must be accompanied by, or read in conjunction with,

the current Statement of Additional Information dated July 19, 2011.

Please keep this Supplement for future reference.

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